Exhibit 99

CERTIFICATION UNDER SARBANES-OXLEY ACT OF 2002

The Chief Executive Officer and Chief Financial Officer of the registrant have furnished to the SEC the certification with respect to this Report that is required by Section 906 of the Sarbanes-Oxley Act of 2002.